Generex Biotechnology Corporation

Shareholder Alert

Generex Announces Acquisition and Prospective Stock Dividend

MIRAMAR, FL, October 4, 2018 / (Business Wire) / -- Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) is pleased to announce that the Company has closed the first tranche of a purchase of the going concern assets of a business providing (i) certain specialty pharmacy services and products, (ii) surgical products and services, (iii) diagnostic testing for screening human blood, urine and/or saliva samples for the presence of narcotics, medications, alcohol and other drugs and substances, (iv) durable medical equipment services, and (v) similar ancillary healthcare services, and the provision of management services for the foregoing businesses. In the past 12 months, the purchased assets generated in excess of $66 Million in unaudited revenues through product sales and the provision of services.

Furthermore, in the same transaction, Generex has committed to closing on the acquisition of additional operating assets within the next 30 days that will significantly enhance revenue and establish a platform for growth that is projected to become a lucrative enterprise through expansion from the three states currently served to an additional 23 states targeted in the expansion plan.

It is the Company’s expectation that the acquisition will in due course allow the Company to meet the initial listing requirements for an up-list of its common stock to trading on the Nasdaq Capital Market.

With the restructuring of the Company over the past 19 months and the new platform for growth established through these acquisitions, Generex plans to issue a 20-for-1 stock dividend to shareholders of record; the record date, payment date, and further details of the planned stock dividend will be announced in due course.

Generex management will host an investor conference call in the wake of the additional asset purchase closing to provide shareholders with further details in respect of these acquisitions and the Company’s go-forward plans. Details of the closing of the first acquisition and the terms of the follow-up additional acquisition will be made public in a Form 8-K Current Report to be filed with the Securities and Exchange Commission on Tuesday, October 9, 2018.

Generex President & Chief Executive Officer Joseph Moscato stated: “Over the course of the last two years, our executive management team at Generex has worked diligently to unlock and enhance the value in our Company. Through hard work and a partnership approach, we have identified and acquired a highly successful operating platform with an experienced and successful management team that generates substantial revenues and profits. These acquisitions will drive our development and growth efforts as we execute on our go-forward plans to build a new paradigm for end-to-end treatment and services solutions, placing the doctor/patient relationship at the center of healthcare. With an emphasis on technology, systems, and training of our personnel, we will ensure full compliance with all state and federal regulations, as we provide streamlined and integrated services for patients, physicians, and healthcare systems. We are excited about our future and look forward to providing additional details to our shareholders.”

In the transactions described in this press release, Brooks, Houghton & Company, Inc. acted as the Company’s M&A advisor, and Eckert Semans Cherin & Mellott, LLC served as counsel to the Company.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plan," "believes," "will," "achieve," "anticipate," "would," "should," "subject to" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

SOURCE Generex Biotechnology Corporation

Generex Contact:

Generex Biotechnology Corporation

Joseph Moscato

646-599-6222

Todd Falls

800-391-6755 Extension 222

investor@generex.com

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